UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

December 17, 2012

____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)	98-0434104 (IRS Employer Identification No.)

2201 Park Place, Suite 101
El Segundo, CA 90245
(Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone
number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2012, the Registrant entered into a Settlement Agreement and Mutual General Release (the “Settlement Agreement”), dated December 14, 2012, by and among the Registrant, Scott Jarus, Scott Alderton, Eduard A. Jaeger, R.D. Pete Bloomer, Vayne Clayton and David Jacobs, on the one hand, and Kenneth J. Frank, Richard B. Kronman, Michael A. DiGregorio, Charles H. Giffen, Charles W. Hunter and Marcel Sassola, on the other hand, pursuant to which the Registrant and the current members of its board of directors (the “Board”) agreed to a final settlement and release of claims with respect to certain actions filed by Richard Kronman, Marcel Sassola and Kenneth Frank on behalf of certain stockholders of the Registrant (collectively, the “Claimants”), against the Registrant in the Los Angeles Superior Court, and certain actions filed by the Corporation against the Claimants in the United States District Court for the Central District of California, relating to the Corporation’s annual meeting of stockholders held on May 23, 2012.

Under the Settlement Agreement, Scott Alderton will resign from the Board and the Registrant will appoint Charles H. Giffen and Michael A. DiGregorio to fill the vacant seats on the Board (accounting for an increase in the size of the Board to seven).  The Settlement Agreement also provides for the replacement of certain members of the Board prior to the Registrant’s 2013 annual meeting of stockholders should such members resign.  In addition, the parties to the Settlement Agreement agreed that the persons to be nominated to be members of the Board at the Registrant’s 2013 annual meeting of stockholders shall be the persons who are members of the Board pursuant to the Settlement Agreement.  The parties also agreed that each of the Claimants and each of Eduard A. Jaeger and Scott Jarus (who individually are parties to the Voting Agreement referenced below), will vote all of their shares of the Registrant’s voting stock in favor of those nominees at or in connection with the Registrant’s 2013 annual meeting of stockholders.  The Settlement Agreement expires automatically upon the conclusion of the Registrant’s 2013 annual meeting of stockholders unless terminated earlier in accordance with its terms.

To effectuate the parties agreement with respect to voting shares of the Registrant’s voting stock, on December 17, 2012, the Registrant also entered into a Voting Agreement (the “Voting Agreement”), dated December 14, 2012, by and among the Registrant, Kenneth J. Frank, Michael A. DiGregorio, Charles H. Giffen, Charles W. Hunter, Marcel Sassola, Eduard A. Jaeger, Richard B. Kronman and Scott Jarus.

Also, on December 20, 2012, the Board approved the Registrant’s entry into revised Indemnification Agreements with each of its directors and certain officers, pursuant to which the Registrant will indemnify such parties from claims arising from or related to services performed on behalf of the Registrant.

The form of Indemnification Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit
Number                     Description

10.1                            Form of Indemnification Agreement. †

†	A management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: December 20, 2012	By:	/s/ Thomas Kreig
Thomas Kreig, Senior Vice President of Finance